Pension and post-retirement benefits	12 Months Ended
Dec. 31, 2020
33. Pension and post-retirement benefits
Pension and post-retirement benefits

33 Pensions and post-retirement benefits

Accounting for pensions and post-retirement benefits

The Group operates a number of pension schemes and post-employment benefit schemes.

Defined contribution schemes – the Group recognises contributions due in respect of the accounting period in the income statement. Any contributions unpaid at the balance sheet date are included as a liability.

Defined benefit schemes – the Group recognises its obligations to members of each scheme at the period end, less the fair value of the scheme assets after applying the asset ceiling test.

Each scheme’s obligations are calculated using the projected unit credit method. Scheme assets are stated at fair value as at the period end.

Changes in pension scheme liabilities or assets (remeasurements) that do not arise from regular pension cost, net interest on net defined benefit liabilities or assets, past service costs, settlements or contributions to the scheme, are recognised in other comprehensive income. Remeasurements comprise experience adjustments (differences between previous actuarial assumptions and what has actually occurred), the effects of changes in actuarial assumptions, return on scheme assets (excluding amounts included in the interest on the assets) and any changes in the effect of the asset ceiling restriction (excluding amounts included in the interest on the restriction).

Post-employment benefit schemes – the cost of providing healthcare benefits to retired employees is accrued as a liability in the financial statements over the period that the employees provide services to the Group, using a methodology similar to that for defined benefit pension schemes.

Pension schemes

UK Retirement Fund (UKRF)

The UKRF is the Group’s main scheme, representing 97% of the Group’s total retirement benefit obligations. Barclays Bank PLC is the principal employer of the UKRF. The UKRF was closed to new entrants on 1 October 2012, and comprises 10 sections, the two most significant of which are:

▪Afterwork, which comprises a contributory cash balance defined benefit element, and a voluntary defined contribution element. The cash balance element is accrued each year and revalued until Normal Retirement Age in line with the increase in Retail Price Index (RPI) (up to a maximum of 5% p.a.). An increase of up to 2% a year may also be added at Barclays’ discretion. The costs of ill-health retirements and death in service benefits for Afterwork members are borne by the UKRF. The main risks that Barclays runs in relation to Afterwork are limited although additional contributions are required if pre-retirement investment returns are not sufficient to provide for the benefits.

▪The 1964 Pension Scheme. Most employees recruited before July 1997 built up benefits in this non-contributory defined benefit scheme in respect of service up to 31 March 2010. Pensions were calculated by reference to service and pensionable salary. From 1 April 2010, members became eligible to accrue future service benefits in either Afterwork or the Pension Investment Plan (PIP), a historic defined contribution section which is now closed to future contributions. The risks that Barclays runs in relation to the 1964 section are typical of final salary pension schemes, principally that investment returns fall short of expectations, that inflation exceeds expectations, and that retirees live longer than expected.

Barclays Pension Savings Plan (BPSP)

The BPSP is a defined contribution scheme providing benefits for all new UK hires from 1 October 2012, BPSP is not subject to the same investment return, inflation or life expectancy risks for Barclays that defined benefit schemes are. Members’ benefits reflect contributions paid and the level of investment returns achieved.

Other

Apart from the UKRF and the BPSP, Barclays operates a number of smaller pension and long-term employee benefits and post-retirement healthcare plans globally, the largest of which are the US defined benefit schemes. Many of the schemes are funded, with assets backing the obligations held in separate legal vehicles such as trusts. Others are operated on an unfunded basis. The benefits provided, the approach to funding, and the legal basis of the schemes, reflect local environments.

Governance

The UKRF operates under trust law and is managed and administered on behalf of the members in accordance with the terms of the Trust Deed and Rules and all relevant legislation. The Corporate Trustee is Barclays Pension Funds Trustees Limited, a private limited company and a wholly owned subsidiary of Barclays Bank PLC. The Trustee is the legal owner of the assets of the UKRF which are held separately from the assets of the Group.

The Trustee Board comprises six Management Directors selected by Barclays, of whom three are independent Directors with no relationship with Barclays (and who are not members of the UKRF), plus three Member Nominated Directors selected from eligible active staff, deferred and pensioner members who apply for the role.

The BPSP is a Group Personal Pension arrangement which operates as a collection of personal pension plans. Each personal pension plan is a direct contract between the employee and the BPSP provider (Legal & General Assurance Society Limited), and is regulated by the FCA.

Similar principles of pension governance apply to the Group’s other pension schemes, depending on local legislation.

Amounts recognised

The following tables include amounts recognised in the income statement and an analysis of benefit obligations and scheme assets for all Group defined benefit schemes. The net position is reconciled to the assets and liabilities recognised on the balance sheet. The tables include funded and unfunded post-retirement benefits.

Income statement charge
	2020	2019	2018
	£m	£m	£m
Current service cost	243	231	243
Net finance cost	(40)	(48)	(24)
Past service cost	(4)	-	134
Other movements	1	2	5
Total	200	185	358

Balance sheet reconciliation
	2020		2019
	Total	Of which relates to UKRF	Total	Of which relates to UKRF
	£m	£m	£m	£m
Benefit obligation at beginning of the year	(30,333)	(29,304)	(28,269)	(27,301)
Current service cost	(243)	(217)	(231)	(210)
Interest costs on scheme liabilities	(573)	(549)	(747)	(718)
Past service cost	4	-	-	-
Remeasurement (loss)/gain – financial	(3,439)	(3,358)	(3,087)	(2,964)
Remeasurement (loss)/gain – demographic	(281)	(286)	223	214
Remeasurement (loss)/gain – experience	244	237	277	266
Employee contributions	(5)	(1)	(5)	(1)
Benefits paid	1,406	1,370	1,459	1,410
Exchange and other movements	30	-	47	-
Benefit obligation at end of the year	(33,190)	(32,108)	(30,333)	(29,304)
Fair value of scheme assets at beginning of the year	32,093	31,362	29,722	29,036
Interest income on scheme assets	613	595	795	774
Employer contribution	265	248	755	731
Remeasurement – return on scheme assets greater than discount rate	3,411	3,328	2,312	2,230
Employee contributions	5	1	5	1
Benefits paid	(1,406)	(1,370)	(1,459)	(1,410)
Exchange and other movements	(268)	(249)	(37)	-
Fair value of scheme assets at end of the year	34,713	33,915	32,093	31,362
Net surplus	1,523	1,807	1,760	2,058
Retirement benefit assets	1,814	1,807	2,108	2,058
Retirement benefit liabilities	(291)	-	(348)	-
Net retirement benefit assets	1,523	1,807	1,760	2,058

Included within the benefit obligation was £867m (2019: £759m) relating to overseas pensions and £215m (2019: £202m) relating to other post-employment benefits.

As at 31 December 2020, the UKRF’s scheme assets were in surplus versus IAS 19 obligations by £1,807m (2019: £2,058m). The movement for the UKRF was driven by a net decrease in the discount rate and changes to pension increase assumptions, offset partially by higher than assumed asset returns. During the year the UKRF invested in non-transferable listed senior gilt-backed notes for £750m, partially financed by £500m deficit contributions (the “Heron 2” transaction). The net impact of £250m on plan assets is shown as an outflow under “Exchange and other movements”; further details of Heron 2 can found on page [xx].

The weighted average duration of the benefit payments reflected in the defined benefit obligation for the UKRF is 17 years. The UKRF expected benefits are projected to be paid out for in excess of 50 years, although 25% of the total benefits are expected to be paid in the next 10 years; 30% in years 11 to 20 and 25% in years 20 to 30. The remainder of the benefits are expected to be paid beyond 30 years.

Of the £1,370m (2019: £1,410m) UKRF benefits paid out, £520m (2019: £580m) related to transfers out of the fund.

Where a scheme’s assets exceed its obligation, an asset is recognised to the extent that it does not exceed the present value of future contribution holidays or refunds of contributions (the asset ceiling). In the case of the UKRF the asset ceiling is not applied as, in certain specified circumstances such as wind-up, the Group expects to be able to recover any surplus. Similarly, a liability in respect of future minimum funding requirements is not recognised. The Trustee does not have a substantive right to augment benefits, nor do they have the right to wind up the plan except in the dissolution of the Group or termination of contributions by the Group. The application of the asset ceiling to other plans and recognition of additional liabilities in respect of future minimum funding requirements are considered on an individual plan basis.

Critical accounting estimates and judgements

Actuarial valuation of the schemes’ obligation is dependent upon a series of assumptions. Below is a summary of the main financial and demographic assumptions adopted for the UKRF.

	2020	2019
Key UKRF financial assumptions	% p.a.	% p.a.
Discount rate	1.29	1.92
Inflation rate (RPI)	2.99	3.02

The UKRF discount rate assumption for 2020 was based on a standard Willis Towers Watson RATE Link model. The UKRF discount rate assumption for 2019 was based on a variant of the standard Willis Towers Watson RATE Link model that included all bonds rated AA by at least one of the four major ratings agencies, and assumed that forward rates after year 30 were flat. The change in discount rate methodology as at 31 December 2020 led to a remeasurement gain of £1.2bn. The RPI inflation assumption for 2020 was set by reference to the Bank of England’s implied inflation curve. The inflation assumption incorporates a deduction of 20 basis points as an allowance for an inflation risk premium. The methodology used to derive the inflation assumptions is consistent with that used at the prior year end.

The UKRF’s post-retirement mortality assumptions are based on a best estimate assumption derived from an analysis in 2019 of the UKRF’s own post-retirement mortality experience, and taking account of recent evidence from published mortality surveys. An allowance has been made for future mortality improvements based on the 2019 core projection model published by the Continuous Mortality Investigation Bureau subject to a long-term trend of 1.5% per annum in future improvements. The methodology used is consistent with the prior year end, except that the 2018 core projection model was used at 2019. The table below shows how the assumed life expectancy at 60, for members of the UKRF, has varied over the past three years:

Assumed life expectancy	2020	2019	2018
Life expectancy at 60 for current pensioners (years)
– Males	27.2	27.1	27.7
– Females	29.4	29.3	29.4
Life expectancy at 60 for future pensioners currently aged 40 (years)
– Males	29.0	28.9	29.2
– Females	31.2	31.1	31.0

On 11 December 2020, the UKRF entered into a £5bn longevity swap to hedge around a quarter of current pensioner liabilities against unexpected increases in life expectancy. The swap will form part of the UKRF’s investment portfolio and provide income in the event that pensions are paid out for longer than expected. The UKRF Trustee established a Guernsey based captive insurer (Barclays UKRF No.1 IC Limited) to act as an insurance intermediary between the UKRF and swap provider. The swap is not included directly within the balance sheet of Barclays PLC as it is an asset of the UKRF. At 31 December 2020, the swap is valued at nil fair value as it is considered to remain at fair market value for both parties over the very limited period from 11 December 2020 to 31 December 2020.

Sensitivity analysis on actuarial assumptions

The sensitivity analysis has been calculated by valuing the UKRF liabilities using the amended assumptions shown in the table below and keeping the remaining assumptions the same as disclosed in the table above, except in the case of the inflation sensitivity where other assumptions that depend on assumed inflation have also been amended correspondingly. The difference between the recalculated liability figure and that stated in the balance sheet reconciliation table above is the figure shown. The selection of these movements to illustrate the sensitivity of the defined benefit obligation to key assumptions should not be interpreted as Barclays expressing any specific view of the probability of such movements happening.

Change in key assumptions
	2020	2019
	(Decrease)/ Increase in UKRF defined benefit obligation	(Decrease)/ Increase in UKRF defined benefit obligation
	£bn	£bn
Discount rate
0.5% p.a. increase	(2.5)	(2.3)
0.25% p.a. increase	(1.3)	(1.2)
0.25% p.a. decrease	1.4	1.2
0.5% p.a. decrease	2.9	2.6
Assumed RPI
0.5% p.a. increase	1.8	1.5
0.25% p.a. increase	0.9	0.8
0.25% p.a. decrease	(0.9)	(0.7)
0.5% p.a. decrease	(1.8)	(1.4)
Life expectancy at 60
One year increase	1.2	1.0
One year decrease	(1.2)	(1.0)

Assets

A long-term investment strategy has been set for the UKRF, with its asset allocation comprising a mixture of equities, bonds, property and other appropriate assets. This recognises that different asset classes are likely to produce different long-term returns and some asset classes may be more volatile than others. The long-term investment strategy ensures, among other aims, that investments are adequately diversified.

The UKRF also employs derivative instruments, where appropriate, to achieve a desired exposure or return, or to match assets more closely to liabilities. The value of assets shown reflects the assets held by the scheme, with any derivative holdings reflected on a fair value basis.

The value of the assets of the schemes and their percentage in relation to total scheme assets were as follows:

Analysis of scheme assets
	Total				Of which relates to UKRF
	Quoted[a]£m	Unquoted[a]£m	Value£m	% of total fair value of scheme assets%	Quoted[a]£m	Unquoted[a]£m	Value£m	% of total fair value of scheme assets%
As at 31 December 2020
Equities	567	1,498	2,065	5.9	378	1,498	1,876	5.5
Private equities	-	2,233	2,233	6.4	-	2,233	2,233	6.6
Bonds - fixed government	4,205	110	4,315	12.4	3,932	110	4,042	11.9
Bonds - index-linked government	10,706	1,014	11,720	33.8	10,697	1,014	11,711	34.6
Bonds - corporate and other	7,439	1,678	9,117	26.3	7,214	1,678	8,892	26.2
Property	10	1,416	1,426	4.1	-	1,416	1,416	4.2
Infrastructure	-	1,812	1,812	5.2	-	1,812	1,812	5.3
Cash and liquid assets	64	1,830	1,894	5.5	46	1,830	1,876	5.5
Mixed investment funds	9	-	9	-	-	-	-	-
Other	14	108	122	0.4	-	57	57	0.2
Fair value of scheme assets	23,014	11,699	34,713	100.0	22,267	11,648	33,915	100.0

As at 31 December 2019[b]
Equities	942	1,568	2,510	7.8	768	1,568	2,336	7.4
Private equities	-	2,083	2,083	6.5	-	2,083	2,083	6.6
Bonds - fixed government	3,574	300	3,874	12.1	3,303	299	3,602	11.5
Bonds - index-linked government	10,355	681	11,036	34.4	10,345	682	11,027	35.2
Bonds - corporate and other	6,260	2,297	8,557	26.6	6,069	2,295	8,364	26.7
Property	11	1,633	1,644	5.1	-	1,633	1,633	5.2
Infrastructure	-	1,558	1,558	4.9	-	1,558	1,558	5.0
Cash and liquid assets	596	170	766	2.4	576	169	745	2.4
Mixed investment funds	-	-	-	-	-	-	-	-
Other	-	65	65	0.2	-	14	14	-
Fair value of scheme assets	21,738	10,355	32,093	100.0	21,061	10,301	31,362	100.0

Notes

a Valuations on unquoted assets are provided by the underlying managers or qualified independent valuers. Valuations on complex instruments are based on UKRF custodian valuations. All valuations are determined in accordance with relevant industry guidance.

b Analysis of scheme assets for 2019 is restated with a quoted/unquoted split.

Included within the fair value of scheme assets were nil (2019: nil) relating to shares in Barclays PLC and nil (2019: nil) relating to bonds issued by Barclays PLC. The UKRF also invests in pooled investment vehicles which may hold shares or debt issued by Barclays PLC.

The UKRF assets above do not include the Senior Notes asset referred to in the section below on Triennial Valuation, as these are non-transferable instruments and not recognised under IAS 19.

Approximately 45% of the UKRF assets are invested in liability-driven investment strategies; primarily UK gilts as well as interest rate and inflation swaps. These are used to better match the assets to its liabilities. The swaps are used to reduce the scheme’s inflation and duration risks against its liabilities.

Triennial valuation

The latest annual update as at 30 September 2020 showed the funding deficit had improved to £0.9bn from the £2.3bn shown at the 30 September 2019 triennial valuation. The improvement was mainly due to £1.0bn of deficit reduction contributions paid over the year.

The main differences between the funding and accounting assumptions are a different approach to setting the discount rate and a more conservative longevity assumption for funding.

The deficit reduction contributions agreed with the UKRF Trustee as part of the 30 September 2019 triennial valuation recovery plan are shown in the table below.

Deficit reduction contributions under the 30 September 2019 valuation
Year	£m
Cash paid:
2020	500
Future commitments:
2021	700
2022	294
2023	286
2024 - 2026	-

On 12 June 2020, Barclays Bank PLC paid the £500m deficit reduction contribution agreed for 2020 and at the same time the UKRF subscribed for non-transferrable listed senior fixed rate notes for £750m, backed by UK gilts (the Senior Notes). These Senior Notes entitle the UKRF to semi-annual coupon payments for five years, and full repayment in cash in three equal tranches in 2023, 2024, and at final maturity in 2025. The Senior Notes were issued by Heron Issuer Number 2 Limited (Heron 2), an entity that is consolidated within the Group under IFRS 10. As a result of the investment in Senior Notes, the regulatory capital impact of the £500m deficit reduction contribution paid on 12 June 2020 takes effect in 2023, 2024 and 2025 on maturity of the notes. As the UKRF's investment in the Senior Notes does not qualify as a plan asset under IAS 19, the £500m deficit reduction contribution does not appear in the IAS19 plan assets nor as an employer contribution as at 31 December 2020, and the additional £250m scheme investment appears as an outflow in the balance sheet reconciliation under 'Exchange and other movements’. The £250m additional investment by the UKRF in the Senior Notes has a positive capital impact in 2020 which is reduced equally in 2023, 2024 and 2025 on the maturity of the notes. Heron 2 acquired a total of £750m of gilts from Barclays Bank PLC for cash to support payments on the senior notes. A transaction with a similar structure was agreed as part of the 2019 triennial actuarial valuation. On 11 December 2019, Barclays Bank PLC paid the £500m deficit reduction contribution agreed for 2019 and at the same time the UKRF subscribed for non-transferrable listed senior fixed rate notes for £500m, backed by UK gilts (the Senior Notes). These Senior Notes entitle the UKRF to semi-annual coupon payments for five years, and full repayment in cash at maturity in 2024. As the UKRF's investment in these Senior Notes does not qualify as a plan asset under IAS 19, the 2019 £500m deficit reduction contribution does not appear in the IAS 19 plan assets. No liability is recognised under IAS 19 for the obligation to make deficit reduction contributions or to repay the Senior Notes, as settlement gives rise to both a reduction in cash and a corresponding increase in net defined benefit assets.

The deficit reduction contributions are in addition to the regular contributions to meet the Group’s share of the cost of benefits accruing over each year. The next funding valuation of the UKRF is due to be completed in 2023 with an effective date of 30 September 2022.

Other support measures agreed which remain in place

Collateral – The UKRF Trustee and Barclays Bank PLC have entered into an arrangement whereby a collateral pool has been put in place to provide security for the UKRF funding deficit as it increases or decreases over time. The collateral pool is currently made up of government securities, and agreement was made with the Trustee to cover at least 100% of the funding deficit with an overall cap of £9bn. The arrangement provides the UKRF Trustee with dedicated access to the pool of assets in the event of Barclays Bank PLC not paying a deficit reduction contribution to the UKRF or in the event of Barclays Bank PLC’s insolvency. These assets are included within Note 38 Assets pledged, collateral received and assets transferred.

Support from Barclays PLC – In the event of Barclays Bank PLC not paying a deficit reduction contribution payment required by a specified pre-payment date, Barclays PLC has entered into an arrangement whereby it will be required to use, in first priority, dividends received from Barclays Bank UK PLC (if any) to invest the proceeds in Barclays Bank PLC (up to the maximum amount of the deficit reduction contribution unpaid by Barclays Bank PLC). The proceeds of the investment will be used to discharge Barclays Bank PLC’s unpaid deficit reduction contribution.

Participation – As permitted under the Financial Services and Markets Act 2000 (Banking Reform) (Pensions) Regulations 2015, Barclays Bank UK PLC is a participating employer in the UKRF and will remain so during a transitional phase until September 2025 as set out in a deed of participation. Barclays Bank UK PLC will make contributions for the future service of its employees who are currently Afterwork members and, in the event of Barclays Bank PLC’s insolvency during this period provision has been made to require Barclays Bank UK PLC to become the principal employer of the UKRF. Barclays Bank PLC’s Section 75 debt would be triggered by the insolvency (the debt would be calculated after allowing for the payment to the UKRF of the collateral above).

Defined benefit contributions paid with respect to the UKRF were as follows:

Contributions paid
£m
2020	748
2019	1,231
2018	741

There were nil (2019: nil; 2018: nil) Section 75 contributions included within the Group’s contributions paid as no participating employers left the UKRF in 2020.

The Group’s expected contribution to the UKRF in respect of defined benefits in 2021 is £959m (2020: £743m). In addition, the expected contributions to UK defined contribution schemes in 2021 is £35m (2020: £33m) to the UKRF and £209m (2020: £185m) to the BPSP.